Exhibit 99.1

Investor Relations Contact: Mike Drickamer – (918) 588-5190 – mike.drickamer@hpinc.com Helmerich & Payne, Inc. Barclay’s Capital CEO Energy-Power Conference September 16, 2010

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

 Realities of a segmented market will shape the land drilling landscape. Customers will continue to rely on drilling efficiencies to offset cost pressures and weak natural gas prices. The Company’s industry leading manufacturing effort reflects our customers’ future drilling intentions. Market Observations

H&P’s Global Rig Fleet * Includes 13 new rigs with customer commitments scheduled for completion by early to mid calendar 2011. ** Includes 16 FlexRigs, one of which will be deployed from the U.S. to Bahrain during the first fiscal quarter of 2011. International Land ** 29 Offshore 9 Mobile & Conventional 38 U.S. FlexRigs * 193 U.S. Land * 231 269 Total Rigs (Includes New Build Commitments)

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 258 269 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E* 2011E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

H&P is Leading the U.S. Land New Build Effort

H&P's Available U.S. Land Fleet (218 Rigs as of 9/16/10)

Total Available U.S. Land Fleet (Estimates) (~2,500 Rigs)



Conventional Rigs
17%
Other New Builds (FlexRig 1 & 2)
8%
75%
AC Driven (FlexRig 3 & 4)
AC Driven New Builds
15%
Other New Builds
11%
74%
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

H&P and U.S. Land Fleet (by Rig Type)



H&P's Available U.S. Land Fleet
(218 Rigs as of 9/16/10)
Mechanical Rigs
SCR Rigs
22%
74%
AC Driven Rigs
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven Rigs
15%
55%
Mechanical Rigs
30%
SCR Rigs

Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

 H&P’s Global Fleet Under Term Contracts * Includes delayed new builds which are expected to generate revenue but not revenue days. 124 124 105 94 79 68 63 58 0 20 40 60 80 100 120 140 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet* (Including Committed New Builds) U.S. Land Offshore International Land

H&P Taking Market Share



Growth / Decline in U.S. Lower 48 Average Rig Activity
H&P (From 84 to 158 Rigs at ~76% Utilization in Q2CY10)
Peers* (From 565 to 384 Rigs at ~50% Utilization in Q2CY10)
As of 9/16/10
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
Change in Average Active Rigs
Q1CY05
Q2CY05
Q3CY05
Q4CY05
Q1CY06
Q2CY06
Q3CY06
Q4CY06
Q1CY07
Q2CY07
Q3CY07
Q4CY07
Q1CY08
Q2CY08
Q3CY08
Q4CY08
Q1CY09
Q2CY09
Q3CY09
Q4CY09
Q1CY10
Q2CY10
Quarterly Average

*Represents average active rigs for PTEN, NBR and UNT.

HELMERICH & PAYNE, INC.

Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium **** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. *** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT * Does not include the impact of early contract termination revenue. $0 $3,000 $6,000 $9,000 $12,000 H&P Peers** Average U.S. Land Rig Margin per Day* ( 12 Months Ended June 30, 2010) 10% 30% 50% 70% H&P Peers**** Estimated U.S. Land Rig Utilization*** ( 12 Months Ended June 30 , 2010 )

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. - $50 $50 $150 $250 $350 $450 PTEN* UNT NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended June 30 , 2010

Peer Group Estimated Return on Equity 0% 2% 4% 6% 8% 10% PDS PTEN NBR H&P ROE Analyst Estimates Fiscal Year 2010 Return on Equity (Source: First Call Consensus September 13 , 2010 )

 Dayrates continue to improve as FlexRig utilization currently stands at 100%. We continue to expect an increase of ten percent or more in average rig activity, or total quarterly revenue days, from the third to the fourth fiscal quarter of 2010. Quarterly average rig revenue per day (excluding the impact of early termination and new build delivery delay revenues) is still expected to increase by several hundred dollars per day from the third to the fourth fiscal quarter of 2010. Given the incremental demand for term contracts, the Company now expects an average of approximately 124 rigs to remain under term contracts during the fourth fiscal quarter of 2010. The corresponding estimated annual averages for rigs already under term contracts for fiscal 2011 and fiscal 2012 are now 100 and 60 rigs, respectively. H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Activity ** Includes delayed new builds (in gray) which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days. 34 47 52 54 56 58 89 99 106 112 119 125 128 150 163 170 177 184 0 25 50 75 100 125 150 175 200 Avg. Q1FY10 Avg. Q2FY10 Avg. Q3FY10 6/30/2010 7/29/2010 9/16/2010 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term* Delayed New Builds**

H&P’s U.S. Land Fleet Status 125 55 126 58 34 0 25 50 75 100 125 150 Under Term Spot Market Active Spot Market Stacked Number of H&P Rigs Highly Mobile Conventional FlexRigs

H&P’s U.S. Land Fleet (as of 9/16/10)* * Includes operator requested new build delivery delays, which generate revenue but not revenue days. Estimated U.S. Land Activity by Rig Type The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered. Industry’s Estimated U.S. Land Fleet** ** Composition & Utilization (by Rig Type) Composition & Utilization (by Rig Type) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Estimated Utilization (%)** Estimated Fleet Composition (%)** 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Utilization (%) Fleet Composition (%)

 Since March 2010, we have announced the construction of 19 new FlexRigs, all of which are contracted under multi-year term agreements. Having completed the construction of six of these 19 rigs, we currently have 13 left to be completed through early to mid calendar 2011. New build rigs will be deploying primarily to oil and liquids rich markets including six in the Eagle Ford Shale, three in the Woodford Shale, and two in the Bakken Shale. We continue to have encouraging conversations with customers regarding new build commitments for incremental FlexRigs. H&P New Builds

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

Driller on a Conventional Rig vs. FlexRig™ Drawworks Brake Handle Drawworks Joystick Control 31

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Roughnecks on a Conventional Rig vs. FlexRig

Organically Growing Active Rig Market Share Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Lower 48 U.S. Land Market Share As of January 7, 2000 Lower 48 U.S. Land Market Share As of September 10, 2010 0% 2% 4% 6% 8% 10% 12% NBR HP PTEN UNT 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% NBR PTEN HP UNT

 We continue to expect quarterly activity (or revenue days) for the segment to sequentially increase by about five percent from the third to the fourth fiscal quarter of 2010. Our first FlexRig in the Middle East is currently working under a long-term contract. We expect to mobilize a second FlexRig to the region in the first fiscal quarter of 2011. The Company expects some of its rigs in Mexico to return to the U.S., potentially generating early termination fees during the fourth quarter of fiscal 2010 and during the first quarter of fiscal 2011. Excluding any favorable impact corresponding to early termination revenue, we continue to expect average daily rig margins for the International Land segment to decrease by five to ten percent from the third to the fourth fiscal quarter of 2010. H&P’s International Land Operations

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Bahrain 1 1 2 2 Colombia 5 1 6 2 Ecuador 4 4 Mexico 6 6 6 Tunisia 2 2 Total 23 1 5 29 14 H&P’s International Land Operations Rig Fleet Status (as of September 16, 2010) Some rigs in Mexico are expected to transfer back to the U.S. during the fourth fiscal quarter of 2010 and the first fiscal quarter of 2011. Includes one rig under a long-term contract still in the U.S. expected to deploy to Bahrain during the first fiscal quarter of 2011. 14 of 16 FlexRigs (included in the international fleet of 29 rigs) are under long-term contracts. (1) (2), (3) (2) (2)

 Seven of the Company’s nine offshore platform rigs remain active, including two under long-term contracts. Currently, one of the Company’s seven active platform rigs is being impacted by the deepwater moratorium by way of a reduced standby rate. As we transition from the third to the fourth fiscal quarter of 2010, we continue to expect a decline in average daily rig margins in the range of fifteen to twenty percent. H&P’s Offshore Operations

 Growing focus on technology-based solutions that enable lower total well costs Unconventional plays are the most economically viable and tend to require highly-capable rigs Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Increasing safety and environmental sensitivity Market Trends Favor H&P

End of Presentation

Additional References:

U.S. Land Safety Performance (1994 – 2Q10) OSHA Recordable Injury Incidence Rates H&P July ’10 = 0.94 IADC 2Q10 = 3.28 INJURIES PER 200,000 MANHOURS MANHOURS WORKED (MM) Delivering Safety – H&P vs. Industry (IADC) MANHOURS = 8.9 MM 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 ' YEAR 0 2 4 6 8 10 12

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 COST/MAN HOUR Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations EMR FY09 = .35 FY08 = .34 FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38

Source: EnergyPoint Research, Inc. * Trailing four quarters average * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” * * * 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2006 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 HP Peer A Peer B Peer C

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average Mid 2010 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 26 14 11 Completion days 2 2 2 Moving days 5 4 3 Total rig revenue days per well 33 20 16 2. Drilling contractor dayrate $15,500 $21,500 $24,500 Operator’s other intangible $22,500 $22,500 $22,500 cost per day estimate Total daily cost estimate $38,000 $44,000 $47,000 Total cost per well (daily services) $1,254,000 $880,000 $752,000 3. Total well savings with H&P – per well $502,000 $128,000 per year $11.5MM $2.9MM Increased wells per rig per year versus conventional average: 12 wells Increased wells per rig per year versus peer fit-for-purpose: 5 wells A Value Proposition Example – H&P vs. Competitors

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

* Represents the customer’s fastest reported Bakken Shale well before deploying a H&P FlexRig. FlexRig3 – Performance Sample 59% Improvement 47% Improvement

FlexRig4M – Performance Sample 21% Improvement 52% Improvement

FlexRig4 – Performance Sample 42% Improvement 22% Improvement

FlexRig4S – Performance Sample 39% Improvement 16% Improvement

Improving Rig Counts U.S. Land International Land 0 300 600 900 1,200 1,500 1,800 2,100 2,400 0 300 600 900 1,200 1,500 1,800 2,100 2,400 Monthly Average Baker Hughes U.S. Land and MI Swaco International Land Rig Counts MI Swaco International Land Rig Count BHI U.S. Land Rig Count

Alaska Shale Gas Offshore Other Onshore (Includes Tight Sands) Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2010 with projections to 2035 (May 2010). Unconventional Natural Gas Production Growing Coalbed Methane 0 2 4 6 8 10 12 14 16 1990 1995 2000 2008 2015 2020 2025 2030 2035

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) Week Ended U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

Increasing Focus on More Difficult Drilling 28% 31% 37% 43% 51% 68% 80% 69% 53% 0 400 800 1200 1600 2004 2005 2006 2007 2008 2009 Sep - 10 Trough (2009) Peak (2008) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling

Oil Related Drilling Also Increasingly Complex 36% 39% 31% 33% 40% 41% 55% 42% 41% 0 100 200 300 400 500 600 2004 2005 2006 2007 2008 2009 Sep - 10 Peak (2008) Trough (2009) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Oil Horizontal or Directional Drilling Vertical Drilling

Changes in Lower 48 U.S. Land Rig Count * PDS’s active rig count includes both PDS and GW rigs. - 40% - 30% - 20% - 10% 0% HP U.S. Land PDS* PTEN NBR UNT Change in Rig Count Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to September 10, 2010)

Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 9/8/2010. Crude Oil Natural Gas $0 $2 $4 $6 $8 $10 $12 $14 $0 $20 $40 $60 $80 $100 $120 $140 U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Monthly Average West Texas Intermediate Spot Average Forecasted West Texas Intermediate Spot Average Henry Hub Spot Forecasted Henry Hub Spot

H&P’s Contracted U.S. Land Fleet (as of 9/16/10) Note: The above numbers corresponding to H&P’s contracted U.S. land fleet include two delayed new builds which generate revenue but do not generate revenue days and 13 pending new build FlexRigs. Eagle Ford Shale, 26 Haynesville Shale, 25 Bakken Shale, 19 Permian Basin, 19 Barnett Shale, 17 Cana Woodford, 14 Piceance Basin, 14 Marcellus Shale, 12 Granite Wash , 8 East Woodford, 5 Niobrara, 2 Other Unconventional, 16 Conventional Oil, 11 Other Conventional, 9

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